Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Fabiola Arredondo
Fabiola Arredondo
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Howard M. Averill
Howard M. Averill
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Bennett Dorrance, Jr.
Bennett Dorrance, Jr.
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Grant H. Hill
Grant H. Hill
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Maria Tessa Hilado
Maria Tessa Hilado
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Sarah Hofstetter
Sarah Hofstetter
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Marc B. Lautenbach
Marc B. Lautenbach
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Mary Alice D. Malone
Mary Alice D. Malone
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Keith R. McLoughlin
Keith R. McLoughlin
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Kurt Thomas Schmidt
Kurt Thomas Schmidt
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-8

As a director of Campbell Soup Company, a New Jersey corporation (the “Company”), I hereby make, designate, constitute and appoint Charles A. Brawley, III and Marci K. Donnelly, together and separately (with full power and authority to act without the other), to be my attorneys-in-fact and agents with full power and authority to act in any and all capacities for me and in my name, place and stead:

●	In connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities (including plan interests) issuable pursuant to outstanding an unvested awards of restricted stock units and performance stock units granted under the Sovos Brands, Inc. 2021 Equity Incentive Plan, which awards will be assumed by the Company in connection with completion of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 7, 2023, by and among the Registrant, Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Sovos Brands, Inc., a Delaware corporation and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

●	in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on my behalf of and in my name, place and stead, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. I hereby ratify, confirm, and adopt, as my own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the 1st day of March, 2024.

/s/ Archbold D. van Beuren
Archbold D. van Beuren
Director